Exhibit 99.1

Unity Announces Leadership Transition

James M. Whitehurst Appointed Interim Chief Executive Officer and President

Company Reaffirms Third Quarter 2023 Guidance

Company to Release Third Quarter 2023 Financial Results on November 9, 2023

SAN FRANCISCO, October 9, 2023 – Unity (NYSE: U) (the “Company”), the world’s leading platform for creating and growing real-time 3D (RT3D) content, today announced that John Riccitiello will retire as President, Chief Executive Officer, Chairman and a member of the Company’s Board of Directors, effective immediately. James M. Whitehurst has been appointed Interim Chief Executive Officer, President and a member of the Board. Roelof Botha, Lead Independent Director of the Unity Board, has been appointed Chairman. Mr. Riccitiello will continue to advise Unity to ensure a smooth transition.

The Board will initiate a comprehensive search process, with the assistance of a leading executive search firm, to identify a permanent CEO.

“Working with Unity under John’s leadership has been one of the highlights of my career. John joined the Unity Board in 2013 and stepped in to lead the Company in 2014, at a time when we faced significant challenges,” Mr. Botha said. “John has led Unity through incredible growth over the last nearly 10 years, helping us transition from a perpetual license to a subscription model, enabling developers to monetize, building other game services to serve our creator community, leading us through an IPO and positioning us as a pioneer in the developer community. Unity would not be where it is today without the impact of his contributions. I remain excited for the future of Unity.”

“It’s been a privilege to lead Unity for nearly a decade and serve our employees, customers, developers and partners, all of whom have been instrumental to the Company’s growth,” Mr. Riccitiello said. “I look forward to supporting Unity through this transition and following the Company’s future success.”

Mr. Whitehurst is a seasoned technology and public company executive. He previously served as Senior Advisor and President at IBM, after joining through IBM’s acquisition of Red Hat, a leading provider of open source enterprise IT products and services, where he served as President and Chief Executive Officer from 2008 to 2020.

“I am honored to join Unity as Interim CEO and President at this important time in its evolution,” Mr. Whitehurst said. “With the Company’s experienced leadership and passionate employees, I am confident that Unity is well-positioned to continue enhancing its platform, strengthening its community of customers, developers and partners, and focusing on its growth and profitability goals. I look forward to working closely with the Board and our talented global team to execute on our strategy, and I anticipate a seamless transition.”

Unity reaffirms its previously announced third quarter 2023 guidance. The Company’s expectations regarding its third quarter 2023 financial results are preliminary and are subject to revision in connection with Unity’s financial closing procedures and finalization of the Company’s condensed consolidated financial statements for the third quarter 2023. Actual results may differ from these preliminary expectations.

Unity will release third quarter 2023 financial results after the market close on Thursday, November 9, 2023, with a webcast to follow at 2 p.m. PT/5 p.m. ET. The webcast and shareholder letter can be accessed at investors.unity.com. A replay of the webcast will also be available on Unity’s Investor Relations website.

About James M. Whitehurst

James M. Whitehurst previously served as Senior Advisor at IBM from July 2021 to May 2022 and President of IBM from April 2020 until July 2021. He joined IBM through the acquisition of Red Hat, a leading provider of open source enterprise IT products and services, where he served as Chief Executive Officer from January 2008 until April 2020. Prior to Red Hat, Mr. Whitehurst served in several leadership roles at Delta Air Lines, Inc. including as Chief Operating Officer from 2005 to 2007, Chief Network and Planning Officer from 2004 to 2005 and Senior Vice President, Finance Treasury and Business Development from 2002 to 2004. Before Delta, Mr. Whitehurst held several corporate development leadership roles at The Boston Consulting Group, where he worked with clients across a wide range of industries. Mr. Whitehurst currently serves on the Board of Directors of United Airlines and Amplitude, on the Supervisory Board of Software AG, and as a Special Advisor at Silver Lake. He has previously served on the Board of Directors of Red Hat, SecureWorks Corp. and DigitalGlobe, Inc. He received a B.A. in computer science from Rice University and an MBA from Harvard Business School.

About Unity Software Inc. (Unity)

Unity is the world’s leading platform for creating and growing interactive, real-time 3D (“RT3D”) content and experiences. Our comprehensive set of software and AI solutions supports content creators of all sizes through the entire development lifecycle as they build, run, and grow immersive, real-time 2D and 3D content and experiences for mobile phones, tablets, PCs, consoles, and augmented and virtual reality devices. For more information, visit Unity.com.

Forward-Looking Statements

This press release contains “forward-looking statements,” as that term is defined under federal securities laws, including, but not limited to, statements regarding Unity’s third quarter 2023 financial results; Unity being well-positioned to continue enhancing its platform, strengthening its community of customers, developers and partners and focusing on its growth and profitability goals; and the expectation for a seamless transition and the Company’s ability to execute on its strategy. The words “believe,” “may,” “will,” “estimate,” “continue,” “intend,” “expect,” “plan,” “project,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to successfully transition executive leadership, (ii) Unity’s ability to maintain and establish favorable relationships with developers; (iii) the impact of macroeconomic conditions, such as inflation and actions taken by central banks to counter inflation, liquidity concerns and failures of banks and other financial institutions, and potential economic recession, on Unity’s business, as well as its customers, prospects, partners, and service providers; (iv) Unity’s ability to achieve and sustain profitability; (v) Unity’s ability to retain existing customers and expand the use of its platform; (vi) Unity’s ability to further expand into new industries and attract new customers; (vii) the impact of any changes of terms of service, policies or technical requirements from operating system platform providers or application stores which may result in changes to Unity’s or its customers’ business practices; (viii) Unity’s ability to maintain favorable relationships with hardware, operating system, device, game console and other technology providers; (ix) Unity’s ability to compete effectively in the markets in which we participate; (x) breaches in Unity’s security measures, unauthorized access to its platform, its data, or Unity’s customers’ or other users’ personal data; (xi) Unity’s ability to manage growth effectively; (xii) the rapidly changing and increasingly stringent laws, contractual obligations and industry standards that relate to privacy, data security and the protection of children; (xiii) Unity’s ability to successfully integrate ironSource’s technology and business and realize the intended benefits from the ironSource merger, and related costs and expenses, and (xiv) Unity’s ability to leverage its offerings as a result of the rise of generative AI technologies. Further information on these and additional risks that could affect Unity’s results is included in Unity’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q filed with the SEC on August 2, 2023, and other reports that we have filed or may file with the SEC from time to time, which could cause actual results to vary from expectations. Copies of reports filed with the SEC are available on the Unity Investor Relations website. Statements herein speak only as of the date of this release, and Unity assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release except as required by law

Contacts

Investors:

Richard Davis

ir@unity3d.com

Media:

Ryan M. Wallace

ryan.wallace@unity3d.com